Exhibit 10.61
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO AMENDED AND RESTATED AGREEMENT (this “Third Amendment”) is entered into as of January 30, 2009, among QUEST RESOURCE CORPORATION, a Nevada corporation (the “Borrower”), the Guarantors listed on the signature pages hereto, ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), and as the Lender.
     Reference is made to the Amended and Restated Credit Agreement dated as of July 11, 2008 among Borrower, the Administrative Agent, the Collateral Agent and the Lender, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of October 24, 2008 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 4, 2008 (as amended, the “Credit Agreement”). Unless otherwise defined in this Third Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Third Amendment.
RECITALS
     A. The Borrower, Administrative Agent and Lender desire to enter into this Third Amendment.
     Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:
     Paragraph 1. Amendments. Effective as of the Third Amendment Effective Date (hereinafter defined), the Credit Agreement is amended as follows:
     1.1 Definitions. Section 1.01 of the Credit Agreement is amended as follows:
     (a) The following definitions are amended in their entirety to read as follows:
     “Agreement means this Amended and Restated Credit Agreement as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement and the Third Amendment to Credit Agreement.”
     (b) The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:
     “Qualifying Lycoming Sale” means a sale of all or a portion of the Oil and Gas Properties owned by Quest Eastern Resource, LLC, f/k/a PetroEdge Resources (WV) LLC located in Lycoming County, Pennsylvania, to a purchaser for Net Cash Proceeds of at least $5,100,000 provided that (i) a purchase and sale agreement for such sale is executed on or before January 31, 2009, (ii) a signed copy of such purchase and sale agreement is delivered to the Administrative Agent on or before January 31, 2009, (iii) Net Cash Proceeds (other than any holdback amount) are received by Quest Eastern Resource, LLC or Borrower on or before February 28, 2009 and out of such Net Cash Proceeds Quest Eastern Resource, LLC or Borrower applies $750,000 as a mandatory prepayment against the Original Term Loan Principal Debt by the earlier of (A) one (1) Business Day after receipt by Quest Eastern Resource, LLC or Borrower of such Net Cash Proceeds and (B) February 28, 2009.”
Third Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

     “Third Amendment Effective Date means January 30, 2009.”
     “Third Amendment to Credit Agreement means that certain Third Amendment to Amended and Restated Credit Agreement dated as of January 30, 2009, among the Borrower, Royal Bank of Canada, as Administrative Agent, Collateral Agent and as the Lender.”
     1.2 Section 2.04(c)(i). Section 2.04(c)(i) of the Credit Agreement is amended to read in its entirety as follows:
     “(i) Dispositions. If any Net Cash Proceeds are received by the Borrower or any Subsidiary (other than an Excluded Subsidiary) from one or more Dispositions (including any deferred purchase price therefor and including sales of stock or other equity interests of Subsidiaries (other than Excluded Subsidiaries)) excluding the PetroEdge Disposition and any Disposition permitted by Section 7.07(a), the Term Loans shall be prepaid, immediately upon receipt of such Net Cash Proceeds, in an amount equal to the amount of Net Cash Proceeds received from all such Dispositions as follows: first, to the Additional Term Loan Principal Debt until repaid in full, second, the next $4,500,000 will be applied to the Original Term Loan Principal Debt (and any such prepayments will be applied against installments of principal due on the Original Term Loan in direct order of maturity as specified in Section 2.06(a)), third, provided (a) the QELP Second Amendment has become effective, (b) the QELP First Amendment has become effective, (c) the QMLP Second Amendment has become effective, (d) the QELP Redetermined Borrowing Base is at least $190,000,000, and (e) such Net Cash Proceeds are received by the Borrower or any Subsidiary (other than an Excluded Subsidiary) by January 31, 2009 (or in the case of the Qualifying Lycoming Sale, by the deadline specified therefor in the definition of “Qualifying Lycoming Sale”), the Borrower or such Subsidiary will be entitled to retain for its own use up to $20,000,000 of Net Cash Proceeds (subject to the additional mandatory $750,000 prepayment specified in the definition of “Qualifying Lycoming Sale” in connection with the Qualifying Lycoming Sale) received by Borrower or such Subsidiary for working capital and to make Capital Expenditures for the development of its Oil and Gas Properties (but if any of the foregoing conditions are not satisfied, then no Net Cash Proceeds will be retained by the Borrower or such Subsidiary for its own use pursuant to this clause) and fourth, any excess Net Cash Proceeds will be applied to the Original Term Loan Principal Debt, unless an Event of Default has occurred and is continuing or would arise as a result thereof (whereupon the provisions of Section 2.11(d) and not the provisions of this Section 2.04(c)(i) shall apply.”
     Paragraph 2. Effective Date. This Third Amendment shall not become effective until the date (such date, the “Third Amendment Effective Date”) the Administrative Agent receives this Third Amendment, executed by the Borrower, the Guarantors, the Administrative Agent and the Lender;
     Paragraph 3. Acknowledgment and Ratification. The Borrower and the Guarantors each (i) consent to the agreements in this Third Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Third Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended and waived hereby, and all rights thereunder are hereby ratified and confirmed.
Third Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

     Paragraph 4. Representations. The Borrower and the Guarantors each represent and warrant to the Administrative Agent and the Lender that as of the Third Amendment Effective Date and after giving effect to the waivers and amendments set forth in this Third Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.
     Paragraph 5. Expenses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Third Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Third Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.
     Paragraph 6. Miscellaneous.
     (a) This Third Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Third Amendment by reference. Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this Third Amendment must be construed, and its performance enforced, under New York law and applicable federal law, (iv) if any part of this Third Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (v) this Third Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
     Paragraph 7. ENTIRE AGREEMENT. THIS THIRD AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     Paragraph 8. Parties. This Third Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lender, and their respective successors and assigns.
     Paragraph 9. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Third Amendment.
     Paragraph 10. Release. As additional consideration for the execution, delivery and performance of this Third Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent and the Lender to enter into this Third Amendment, the Borrower warrants and represents to the Administrative Agent, the Collateral Agent and the Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent and the Lender or any defense to (i) the payment of Obligations under the Term Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Term Notes and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, the Collateral Agent and the Lender, as well as their
Third Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.
     The parties hereto have executed this Third Amendment in multiple counterparts to be effective as of the Third Amendment Effective Date.
Remainder of Page Intentionally Blank
Signature Pages to Follow.
Third Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the Third Amendment Effective Date.

BORROWER: QUEST RESOURCE CORPORATION, as Borrower
By:	/s/ David Lawler
David Lawler,
President

     The undersigned, as the Guarantors referred to in the Credit Agreement, as amended and restated by this Third Amendment, hereby consent to this Third Amendment and hereby confirm and agree that (i) the Loan Documents (which specifically includes the Guaranty executed by each Guarantor and each Security Agreement and Mortgage executed by each Guarantor) in effect on the date hereof to which each are a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the Third Amendment Effective Date, all references in such Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Third Amendment, and (ii) such Loan Documents consisting of Guaranties, Security Agreements, Mortgages, and assignments and all of the collateral described therein do, and shall continue to, secure the payment by the Borrower of the Obligations under the Credit Agreement.

GUARANTORS: QUEST OIL & GAS, LLC as a Guarantor
By:	/s/ David Lawler
David Lawler,
President

QUEST ENERGY SERVICE, LLC, as a Guarantor
By:	/s/ David Lawler
David Lawler,
President

Third Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

QUEST EASTERN RESOURCE, LLC as a Guarantor
By:	/s/ David Lawler
David Lawler,
President

QUEST MERGERSUB, INC., as a Guarantor
By:	/s/ David Lawler
David Lawler,
President

Third Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT; ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
By:	/s/ Susan Khokher
Name:	Susan Khokher
Title:	Manager, Agency

Third Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement

L/C ISSUER AND LENDER: ROYAL BANK OF CANADA, as a Lender and L/C Issuer
By:	/s/ Jason York
Jason York
Authorized Signatory

Third Amendment to Quest
Resource Corporation
Amended and Restated Credit Agreement